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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2006


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                333-126920-03                33-0727357
----------------------------       -------------          ----------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)


 3 Ada
 Irvine, California                                            92618
-------------------                                           --------
(Address of Principal Executive Offices)                      Zip Code

Registrant's telephone number, including area code:  (949) 790-8100

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Description of the Certificates and the Mortgage Pool

      Option One Mortgage Acceptance Corporation (the "Registrant") plans a series of certificates, entitled Option One Mortgage Loan Trust 2006-1,
Asset-Backed Certificates, Series 2006-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of January 1, 2006, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank, N.A. as trustee. The Certificates to be designated as the Series 2006-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

      Each of Greenwich Capital Markets, Inc. and Banc of America Securities LLC, (the "Underwriters"), has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriters.

      The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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Item 9.01.   Financial Statements and Exhibits

         (a) Financial Statements.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits


                      Item 601(a) of
                      Regulation S-K
  Exhibit No.           Exhibit No.                     Description
  -----------         --------------                    -----------

       1                    99              Computational  Materials (as defined
                                            in Item 5) that have  been  provided
                                            by  the   Underwriters   to  certain
                                            prospective purchasers of Option One
                                            Mortgage    Loan    Trust    2006-1,
                                            Asset-Backed  Certificates,   Series
                                            2006-1.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 31, 2006

                                                  OPTION ONE MORTGAGE ACCEPTANCE
                                                  CORPORATION


                                                  By:  /s/ Charles R. Fulton
                                                     ---------------------------
                                                  Name: Charles R. Fulton
                                                  Title: Assistant Secretary

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                                Index to Exhibits


                                                                   Sequentially
    Exhibit No.                     Description                    Numbered Page
    -----------                     -----------                    -------------
        99.5         Computational  Materials  (as defined in           P
                     Item 5) that have been  provided  by the
                     Underwriters   to  certain   prospective
                     purchasers  of Option One Mortgage  Loan
                     Trust 2006-1, Asset-Backed Certificates,
                     Series 2006-1.